UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No. )

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Spree Acquisition Corp. 1 Limited

(Name of Registrant as Specified In Its Charter)

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Spree Acquisition Corp. 1 Limited

94 Yigal Alon, Building B, 31st floor,
Tel Aviv 6789139, Israel

Tel.: +972-50-731-0810

December 2, 2024

Dear Shareholders:

On behalf of the board of directors (the “Board”) of Spree Acquisition Corp. 1 Limited (the “Company” or “Spree”), I invite you to attend an extraordinary general meeting of the Company (the “Meeting”). The Meeting will be held at 9:00 a.m. Eastern Time/ 4:00 p.m. local (Israel) time on Tuesday, December 17, 2024. The Company will be holding the Meeting at Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. You will be able to attend the Meeting and submit your questions online before the Meeting (but not vote at the Meeting) by visiting https://www.cstproxy.com/spree1/2024. This letter, the Notice of Extraordinary General Meeting, the proxy statement and the proxy card that each accompany this letter are also available at https://www.cstproxy.com/spree1/2024.

As discussed in the enclosed proxy statement, the purpose of the Meeting is to consider and vote upon the following proposals:

1.	Proposal No. 1 — A proposal to approve, by way of special resolution, amendments to Spree’s Amended and Restated Memorandum and Articles of Association (the “Articles”) that extend the date (the “Termination Date”) by which Spree has to consummate a business combination (the “Articles Extension”) from December 20, 2024 (the “Current Termination Date”) to December 20, 2025 (the “Articles Extension Date”) or such earlier date as may be determined by the Board in its sole discretion (the “Articles Extension Proposal”). A copy of these proposed amendments to the Articles is set forth in Annex A to the accompanying proxy statement;

2.	Proposal No. 2 — A proposal to amend the Company’s investment management trust agreement, dated as of December 15, 2021 and amended on June 12, 2023 and December 21, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental,” or the “Trustee”), to extend the date by which the Company would be required to consummate a business combination from the Current Termination Date to the Articles Extension Date, or such earlier date as may be determined by the Board in its sole discretion (the “Trust Extension”) (the “Trust Extension Proposal”);

3.	Proposal No. 3 — A proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes for, or otherwise in connection with, the approval of either of the foregoing proposals (the “Adjournment Proposal”).

Approval of each of the Articles Extension Proposal and Trust Extension Proposal is a condition to the implementation of the Articles Extension. The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve either of the other proposals.

Each of the proposals is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote. In addition to considering and voting on the foregoing proposals, members of the Company’s management will be available at the Meeting to answer questions of shareholders regarding the Company’s current affairs.

The purpose of the Articles Extension Proposal is to provide us with additional time to complete an initial business combination, which we may be unable to do on or before the Current Termination Date. If that were to occur and our shareholders will have not approved the Articles Extension at the Meeting, Spree would be forced to liquidate. The Board has determined that it is in the best interests of our shareholders to extend the date by which we have to consummate an initial business combination to the Articles Extension Date, in order to provide our shareholders an opportunity to participate in an investment in a company with which we may combine. Along with approval of the Articles Extension Proposal, our shareholders are being asked to approve the Trust Extension Proposal, in order to extend the related deadline for our completion of an initial business combination transaction under the Trust Agreement. The Board also believes that it is advantageous for the Board to determine, in its sole discretion, whether to liquidate and dissolve the Company at a date that is earlier than the Articles Extension Date, which our shareholders would be enabling it to do by approving the Articles Extension Proposal. Approval of the Articles Extension Proposal is a condition to the implementation of the Articles Extension.

Spree’s sponsor, Spree Operandi, LP, a Cayman Islands exempted limited partnership, and its wholly-owned subsidiary, Spree Operandi U.S. LP, a Delaware limited partnership (collectively, the “Sponsor”) will not be contributing any amounts to our trust account maintained at Continental under the Trust Agreement (the “Trust Account”) in respect of the prospective 12-month extension through the Articles Extension Date that will be considered at the Meeting (the “Articles Extension Period”). Instead, the Sponsor will utilize its cash towards optimizing its efforts for a successful business combination for Spree during the Articles Extension Period.

Only holders of record of our Class A ordinary shares and our one Class B ordinary share (collectively, the “ordinary shares”) at the close of business on December 2, 2024 are entitled to notice of the Meeting and to vote at the Meeting and any adjournments or postponements of the Meeting.

Our Board has approved the proposals and recommends that shareholders vote in favor of each proposal. Approval of the Articles Extension Proposal requires a special resolution as a matter of Cayman Islands law, being a resolution passed by at least two-thirds of Spree’s shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution. Approval of the Trust Extension Proposal requires the affirmative vote of the holders of at least 65% of the outstanding Company ordinary shares entitled to vote thereon. Approval of the Adjournment Proposal requires an ordinary resolution being a resolution passed by a simple majority of the shareholders of Spree as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution. The sole outstanding Class B ordinary share in the capital of Spree is currently held by the Sponsor.

In connection with the Articles Extension Proposal, holders (“public shareholders”) of the Company’s Class A ordinary shares that were sold in our initial public offering (the “IPO”) (“public shares”) may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, regardless of whether or how such public shareholders vote on the proposals at the Meeting. However, redemption payments for redemption elections in connection with the Meeting will only be made if both the Articles Extension Proposal and the Trust Extension Proposal receive the requisite shareholder approvals and we determine to implement the Articles Extension and Trust Extension.

You are not being asked to vote on any business combination at this time. If the Articles Extension Proposal and the Trust Extension Proposal are approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares if and when a business combination is submitted to shareholders for approval, subject to any limitations set forth in our Articles. In addition, public shareholders who do not make a redemption election will be entitled to have their public shares redeemed for cash if the Company has not completed a business combination before the passage of the Articles Extension Date, subject to any limitations set forth in our Articles.

If the Articles Extension Proposal and Trust Extension Proposal are approved and the Articles Extension is implemented, then in accordance with the Trust Agreement, the Trust Account will not be liquidated (other than to effectuate the redemptions described above) until the earlier of (a) receipt by the Trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the passage of the Articles Extension Date.

To exercise your redemption rights, you must tender your shares to Continental Stock Transfer & Trust Company, the Company’s transfer agent, prior to 5:00 P.M. Eastern Time on December 13, 2024 (two business days prior to the Meeting). You may tender your shares by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a shareholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its public shares.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of public shares delivers the certificate representing such holder’s shares in connection with a redemption election and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).

The Company estimates that the per-share pro rata portion of the Trust Account will be approximately $11.48 at the time of the Meeting. The Company’s ordinary shares have not been traded since their delisting from the New York Stock Exchange on or about February 22, 2024. Accordingly, exercising redemption rights would result in a public shareholder receiving redemption proceeds for each share, whereas absent such a redemption, the shares cannot currently be sold in the open market. The Company cannot assure shareholders that they will be able to sell their public shares in the open market or in any other manner at any time in the future.

After careful consideration of all relevant factors, the Board has determined that each of the proposals is advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information concerning the Meeting, the Articles Extension Proposal, the Trust Extension Proposal, and the Adjournment Proposal. Whether or not you plan to participate in the Meeting virtually or in person, we urge you to read this material carefully and vote your shares.

Sincerely,

/s/ Steven Greenfield
Steven Greenfield
Chairman of the Board and Director
December 2, 2024

Spree Acquisition Corp. 1 Limited

94 Yigal Alon, Building B, 31st floor,
Tel Aviv 6789139, Israel

NOTICE OF EXTRAORDINARY GENERAL MEETING

OF

Spree Acquisition Corp. 1 LIMITED

TO BE HELD ON DECEMBER 17, 2024

To the Shareholders of Spree Acquisition Corp. 1 Limited:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “Meeting”) of Spree Acquisition Corp. 1 Limited, a Cayman Islands exempted company (the “Company,” “Spree”, “we” or “us”), will be held on December 17, 2024, at 9:00 a.m. Eastern Time/ 4:00 p.m. local (Israel) time. The Company will be holding the Meeting at Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. You will be able to attend the Meeting and submit your questions online before the Meeting (but not vote at the Meeting) by visiting https://www.cstproxy.com/spree1/2024.

The purpose of the Meeting will be to consider and vote upon the following proposals:

1.	Proposal No. 1 — A proposal to approve, by way of special resolution, amendments to Spree’s Amended and Restated Memorandum and Articles of Association (the “Articles”) to extend the date (the “Termination Date”) by which Spree has to consummate a business combination (the “Articles Extension”) from December 20, 2024 (the “Current Termination Date”) to December 20, 2025 (the “Articles Extension Date”) or such earlier date as may be determined by the Board in its sole discretion (the “Articles Extension Proposal”). A copy of the proposed amendment to the Articles is set forth in Annex A to the accompanying proxy statement;

2.	Proposal No. 2 — A proposal to amend the Company’s investment management trust agreement, dated as of December 15, 2021 and amended on June 12, 2023 and December 21, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental,” or the “Trustee”), to extend the date by which the Company would be required to consummate a business combination from December 20, 2024 to December 20, 2025, or such earlier date as may be determined by the Board in its sole discretion (the “Trust Extension”) (the “Trust Extension Proposal”);

3.	Proposal No. 3 — A proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

The Board has fixed the close of business on Monday, December 2, 2024 as the record date for the Meeting and only holders of shares in the capital of the Company of record at that time will be entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors:

Sincerely,

/s/ Steven Greenfield
Steven Greenfield
Chairman of the Board and Director

Dated: December 2, 2024

WHETHER OR NOT YOU PLAN TO PARTICIPATE IN PERSON OR VIRTUALLY IN THE MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE PROPOSALS INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA OR SUBMIT YOUR PROXY THROUGH THE INTERNET AS PROMPTLY AS POSSIBLE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THIS NOTICE OF EXTRAORDINARY GENERAL MEETING AND PROXY STATEMENT WILL BE AVAILABLE AT https://www.cstproxy.com/SPREE1/2024. WE ARE FIRST MAILING THESE MATERIALS TO OUR SHAREHOLDERS ON OR ABOUT DECEMBER 4, 2024.

Spree Acquisition Corp. 1 LIMITED

94 Yigal Alon, Building B, 31st floor,
Tel Aviv 6789139, Israel

i

Spree Acquisition Corp. 1 Limited

PROXY STATEMENT

FOR AN EXTRAORDINARY GENERAL MEETING OF THE COMPANY

To be held at 9:00 a.m. Eastern Time/ 4:00 p.m. Israel time on December 17, 2024

The information provided in the Questions and Answers below are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING

Why am I receiving this proxy statement?

This proxy statement of Spree Acquisition Corp. 1 Limited (the “Company,” “Spree,” “we” or “us”) and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board of directors (the “Board”) for use at an extraordinary general meeting of the Company (the “Meeting”), or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting.

We are a blank check company formed on August 6, 2021 as a Cayman Islands exempted company. We were formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (our “initial business combination”). Our sponsor is Spree Operandi, LP, a Cayman Islands exempted limited partnership (we refer herein to the sponsor, together with its wholly-owned subsidiary, Spree Operandi U.S. LP, a Delaware limited partnership, collectively as our “Sponsor”). On December 20, 2021, we consummated our initial public offering (“IPO”). Pursuant to our IPO, we offered and sold an aggregate of 20,000,000 units, consisting of 17,500,000 units that served as the base offering amount, and an additional 2,500,000 units for which the underwriters exercised an over-allotment option (collectively, the “public units”). Each public unit consists of one Class A ordinary share, par value $0.0001 (“Class A ordinary share”) (a “public share”) and one-half of a warrant (a “public warrant”). Each whole warrant entitles the holder thereof to purchase one Class A ordinary share at an exercise price of $11.50. The public units were sold at a price of $10.00 per unit, generating gross proceeds to us of $200,000,000.

Substantially concurrent with the closing of our IPO, we completed the private sale of an aggregate of 945,715 units (“private units”) to our Sponsor. Each private unit consists of one Class A ordinary share (each, a “private share”) and one-half of a warrant to purchase a Class A ordinary share. The purchase price per private unit was $10.00, generating aggregate gross proceeds to us of $9,457,150. The warrants contained in the private units (the “private warrants”) are identical to the public warrants, except that, for so long as they are held by the Sponsor or its affiliates: (1) they are not redeemable by us; (2) they may not (including the Class A ordinary shares issuable upon exercise of those warrants), subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of our initial business combination; and (3) they (including the Class A ordinary shares issuable upon exercise of these warrants) are entitled to registration rights. Following the closings, a total of $204,000,000 from the proceeds of the IPO and the sale of the private units was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”). Prior to our IPO, our Sponsor purchased from us an aggregate of 5,750,000 Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”) (the “founder shares”) for total consideration of $25,000. Following certain forfeitures of founder shares in connection with the IPO, the Sponsor holds 5,000,000 Class B ordinary shares. As such, disregarding the additional Class A ordinary shares underlying the private warrants, our Sponsor owns 5,945,715 of our issued and outstanding ordinary shares.

Like most blank check companies’ governing documents, our amended and restated articles of association (the “Articles”) provide for the return of the IPO proceeds held in trust to the holders of public shares if there is no qualifying business combination consummated on or before a certain date. We refer to the aggregate period from the IPO until that date as the “business combination period”. In our case, the business combination period was originally 15 months, and was set to expire on March 20, 2023. Under the Articles, we were furthermore entitled to an automatic extension to June 20, 2023, due to our having been party to a business combination agreement with WHC (as described below).

On June 12, 2023, we held an extraordinary general meeting in lieu of 2023 annual general meeting (the “Initial Extension Meeting”) at which our shareholders approved the extension of our business combination period by nine months (the “Initial Extension Period”), from June 20, 2023 until March 20, 2024. Our shareholders also approved an amendment to our investment management trust agreement, dated as of December 15, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental,” or the “Trustee”), to extend the date by which we were required to consummate a business combination from June 20, 2023 until March 20, 2024.

In connection with the Initial Extension Meeting, pursuant to their rights under our Articles, the holders of 15,763,212 public shares elected to redeem those shares and received, in exchange for those shares, payments of the pro-rata portion of the value of the Trust Account attributable to those shares. The redemption payments reduced the balance in the Trust Account to approximately $44.8 million. Those redemptions resulted in 10,182,503 ordinary shares remaining outstanding, of which 4,236,788 were public shares and 5,945,715, or 58.4%, were founder shares and/or private shares held by our Sponsor (outstanding shares exclude ordinary shares underlying (i) public warrants and (ii) private warrants).

On December 21, 2023, we held a second extension meeting (the “Second Extension Meeting”), at which our shareholders approved an additional extension of our business combination period by nine months, from March 20, 2024, to December 20, 2024 (the “Second Extension Period”), as well as an additional amendment to the Trust Agreement to extend the date by which we must consummate our initial business combination, from March 20, 2024 to December 20, 2024.

In connection with the Second Extension Meeting, 2,371,801 public shares were redeemed, resulting in 2,810,702 Class A ordinary shares (consisting of 1,864,987 public shares and 945,715 private shares included in the private units issued concurrently with our initial public offering), as well as 5,000,000 Class B ordinary shares, remaining outstanding. On January 2, 2024, approximately $26.0 million was distributed from the Trust Account for payments to the redeeming shareholders. The balance of the Trust Account following that distribution was approximately $20.4 million. On January 3, 2024, the Sponsor converted 4,999,999 of the founder shares that were Class B ordinary shares into Class A ordinary shares, leaving one founder share that is a Class B ordinary share outstanding.

The business combination period currently expires on December 20, 2024 (the “Current Termination Date”), upon the conclusion of the Second Extension Period. We are proposing that our shareholders approve at the Meeting the extension of the business combination period by up to approximately an additional 12 months from the date of the Meeting (the “Articles Extension Period” or “Third Extension Period”), until December 20, 2025 (the four-year anniversary of the IPO) (the “Articles Extension Date”). In order to effect that extension, our Board is submitting the below-described Articles Extension Proposal and Trust Extension Proposal to our shareholders for approval at the Meeting. Our Board believes that it is in the best interests of the Company and its shareholders to extend the business combination period until the Articles Extension Date, to provide us with additional time to consummate an initial business combination and thereby enable our shareholders to participate in an investment in a company with which we may combine. Therefore, the Board is submitting the proposals described in this proxy statement for the shareholders to vote upon.

As with the Second Extension Period, also for the Third Extension Period, the Sponsor will not be contributing to the Trust Account any additional cash amounts. Instead, the Sponsor will continue to utilize its cash towards optimizing its efforts for a successful business combination for Spree.

What is being voted on?

You are being asked to vote on the following proposals:

1.	Proposal No. 1 — A proposal to approve, by way of special resolution, amendments to Spree’s Articles to extend the date by which Spree has to consummate a business combination from December 20, 2024 to December 20, 2025 or such earlier date as may be determined by the Board in its sole discretion (the “Articles Extension”) (the “Articles Extension Proposal”). A copy of the proposed amendments to the Articles is set forth in Annex A to this proxy statement;

2.	Proposal No. 2 — A proposal to amend our investment management trust agreement, dated as of December 15, 2021, and amended on June 12, 2023 and December 21, 2023, by and between Spree and Continental Stock Transfer & Trust Company (“Continental,” or the “Trustee”), to extend the date by which we would be required to consummate a business combination from December 20, 2024 to December 20, 2025, or such earlier date as may be determined by the Board in its sole discretion (the “Trust Extension”) (the “Trust Extension Proposal”);

3.	Proposal No. 3 — A proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes for, or otherwise in connection with, the approval of either of the foregoing proposals (the “Adjournment Proposal”).

What is the purpose of the Articles Extension and Trust Extension?

The purpose of the Articles Extension and the Trust Extension is to is to provide us with additional time to complete an initial business combination. On June 12, 2023, we obtained shareholder approval for the Initial Extension Period, which extended the deadline to complete our initial business combination from June 20, 2023 until March 20, 2024, and on December 21, 2023, we obtained shareholder approval for the Second Extension Period, which extended the deadline to complete our initial business combination from March 20, 2024 until December 20, 2024, the Current Termination Date.

We may not be able to complete an initial business combination on or before the Current Termination Date. If that were to occur and our shareholders will not have approved the Articles Extension or the Trust Extension at the Meeting, we would be forced to liquidate. The Board has determined that it is in the best interests of Spree and our shareholders to extend the business combination period by the twelve-month Articles Extension Period, until the Articles Extension Date in order for our shareholders to have the opportunity to participate in an investment in a company with which we may combine. In addition, the Board believes that it is advantageous for the Board to be able to determine, in its sole discretion, whether to liquidate and dissolve the Company at an earlier date.

Approval of each of the Articles Extension Proposal and the Trust Extension Proposal is a condition to the implementation of the Articles Extension.

Why should I vote “FOR” the Articles Extension Proposal and Trust Extension Proposal?

Our Board believes shareholders will benefit from the Company consummating a business combination and is proposing the Articles Extension and Trust Extension to extend the date by which the Company may complete a business combination. Your vote in favor of the Articles Extension Proposal and the Trust Extension Proposal is required for the Company to implement the Articles Extension and the Trust Extension, respectively.

Our Articles provide that if our shareholders approve an amendment to the Articles that would affect the substance or timing of our obligation to redeem public shares if we do not complete our initial business combination before December 20, 2024 (which reflects the Second Extension Period), we will provide holders of our public shares (“public shareholders”) with the opportunity to redeem, subject to the redemption limitation as described in our Articles, all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. This Articles provision was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination during the business combination period. If you do not elect to redeem your public shares, you will retain the right to vote on an initial business combination in the future and the right to redeem your public shares in connection with an initial business combination.

Our Board recommends that you vote in favor of the Articles Extension Proposal and Trust Extension Proposal but expresses no opinion as to whether you should redeem your public shares. Public shareholders may elect to redeem their public shares regardless of whether or how they vote on the proposals at the Meeting; however, redemption payments for redemption elections in connection with this Meeting will only be made if the Articles Extension Proposal and the Trust Extension Proposal receive the requisite shareholder approvals and we determine to implement the Articles Extension and Trust Extension.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

How do the Company insiders intend to vote their shares?

All of the Company’s directors and their respective affiliates are expected to vote all shares over which they have voting control in favor of all proposals being presented at the Meeting.

Our Sponsor, directors and officers have entered into a letter agreement with us pursuant to which they have agreed to vote any shares owned by them in favor of any proposed initial business combination and to waive their redemption rights with respect to their shares in connection with (i) the completion of our initial business combination or (ii) a shareholder vote to approve an amendment to our Articles (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within 15 (as currently extended to 36) months from the closing of the IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity. None of our Sponsor, directors or officers are entitled to redeem the founder shares held by them.

On the record date, our Sponsor beneficially owned and was entitled to vote 5,945,715, or approximately 76.1%, of the Company’s issued and outstanding ordinary shares.

Subject to applicable securities laws, the Sponsor or the Company’s executive officers, directors or any of their respective affiliates may purchase public shares in privately negotiated transactions or in the open market either prior to or following the completion of an initial business combination, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such shareholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that the Sponsor or the Company’s executive officers or directors purchase public shares in privately negotiated transactions from public shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their shares.

To the extent any such purchases by the Sponsor or the Company’s executive officers, directors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Articles Extension Proposal and the Trust Extension Proposal will be approved; (iv) the identities of the securityholders who sold to the Sponsor or the Company’s executive officers, directors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., five percent security holders) who sold such public shares; and (v) the number of public shares for which we have received redemption requests pursuant to our redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of approving the Articles Extension Proposal and the Trust Extension Proposal, or otherwise limit the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Articles Extension and Trust Extension to be effectuated in circumstances where such effectuation could not otherwise occur. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to restore the quotation, listing or trading of our securities on a national securities exchange.

We hereby represent that any of our securities purchased by the Sponsor or the Company’s executive officers, directors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Articles Extension Proposal or the Trust Amendment Proposal.

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the proposals are in the best interests of the Company and its shareholders. The Board unanimously recommends that shareholders vote “FOR” both of the proposals.

What vote is required to adopt the proposals?

Approval of the Articles Extension Proposal will require a special resolution as a matter of Cayman Islands law, being a resolution passed by a majority of at least two-thirds of Spree’s shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution.

Under the Trust Agreement, approval of the Trust Extension Proposal will require the affirmative vote of holders of 65% of the Company’s outstanding ordinary shares entitled to vote thereon.

The Adjournment Proposal requires an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by a simple majority of the shareholders of Spree as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution.

When would the Board abandon the Articles Extension and the Trust Extension?

Our Board will abandon the Articles Extension and the Trust Extension if our shareholders do not approve the Articles Extension Proposal and the Trust Extension Proposal or, if approved, our Board determines not to implement the Articles Extension and Trust Extension. If we abandon the Articles Extension, public shareholders will not have their public shares redeemed in connection with the Meeting.

What happens if I sell my ordinary shares or units of the Company before the Meeting?

The December 2, 2024 record date is earlier than the date of the Meeting. If you transfer your public shares after the record date but before the Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Meeting. If you transfer your public shares prior to the record date, you will have no right to vote those shares at the Meeting.

Will the Company seek any further extensions to liquidate the Trust Account?

Other than the Articles Extension Proposal, until the expiration of the business combination period, as extended, as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate an initial business combination.

What happens if the Articles Extension Proposal and Trust Extension Proposal are not approved?

If the Articles Extension Proposal and Trust Extension Proposal are not approved, and we do not consummate an initial business combination by December 20, 2024, we will be required to liquidate and dissolve our Trust Account by returning the then-remaining funds in such account to the public shareholders.

The Company’s Sponsor has waived its rights to participate in any liquidation distribution with respect to its founder shares. There will be no distribution from the Trust Account with respect to the public warrants or private warrants, which will expire worthless in the event we wind up.

Additionally, redemption payments for redemption elections in connection with this Meeting will only be made if the Articles Extension Proposal and the Trust Extension Proposal receive the requisite shareholder approvals and we determine to implement the Articles Extension and Trust Extension.

If the Articles Extension Proposal and the Trust Extension Proposal are approved, what happens next?

Subject to the approval of (1) the Articles Extension Proposal by a special resolution being a resolution passed by a majority of at least two-thirds of Spree’s shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and (2) the Trust Extension Proposal by the affirmative vote of holders of 65% of the Company’s outstanding ordinary shares entitled to vote thereon, we expect to file an amendment to the Articles with the Registrar of Companies of the Cayman Islands in the form of Annex A hereto, and the Trust Extension in the form of Annex B hereto will become effective. The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended, and its public units, public shares and public warrants will remain publicly held. Unless and until the Board determines to wind up the operations of the Company, the Company will continue to work to completing a business combination prior to the Articles Extension Date.

The Articles Extension Proposal and the Trust Extension Proposal must both be approved for the Articles Extension to be implemented.

Would I still be able to exercise my redemption rights if I vote for the Articles Extension Proposal and/or Trust Extension Proposal?

Yes, assuming you are a shareholder as of the record date and continue to hold your shares at the time of your redemption election (and subsequent redemption payment). However, redemption payments for redemption elections in connection with this Meeting will only be made if the Articles Extension Proposal and the Trust Extension Proposal receive the requisite shareholder approvals and we determine to implement the Articles Extension and Trust Extension. Even if you do not redeem your public shares in connection with the Meeting, and, subsequently, you disagree with an initial business combination when it is proposed for a shareholder approval, you will retain your right to redeem your public shares upon consummation of such initial business combination, subject to any limitations set forth in the Articles.

When and where is the Meeting?

The Meeting will be held at 9:00 a.m. Eastern Time/ 4:00 p.m. local (Israel) time, on Tuesday, December 17, 2024, at Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. The Company’s shareholders may attend and vote at the Meeting in person, or attend virtually by visiting https://www.cstproxy.com/spree1/2024 and entering the control number found on their proxy card. You may also attend the Meeting telephonically by dialing 1-800-450-7155 (toll-free within the United States and Canada) or + 1-857-999-9155 (outside of the United States and Canada, standard rates apply). The passcode for telephone access is 8238307#. The hybrid format for the Meeting will enable participation by all our shareholders from any place in the world at little to no cost. Shareholders who attend virtually or telephonically may not vote while attending in that manner.

How do I attend the Meeting virtually?

Registered shareholders received a proxy card from Continental. The proxy card contains instructions on how to attend the Meeting including the URL address, along with a control number that you will need for access. If you do not have your control number, contact Continental by phone at: (917) 262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual meeting starting on December 11, 2024 at 9:00 a.m. Eastern Time (four (4) business days prior to the meeting date). Enter the URL address https://www.cstproxy.com/spree1/2024 into your browser, enter your control number, name and email address. At the start of the Meeting you will need to log in again using your control. You will be able to raise questions at the Meeting if you attend virtually, but will be unable to vote while attending in that way.

Beneficial holders, who own their shares through a bank or broker, will need to contact Continental to receive a control number. If you would like to attend the Meeting virtually (in which case you will be unable to vote while attending), Continental will issue you a guest control number after you provide proof of beneficial ownership. Either way, you must contact Continental for specific instructions on how to receive the control number, by phone at: (917) 262-2373, or email at proxy@continentalstock.com. Please allow up to seventy-two (72) hours prior to the Meeting for processing your control number.

If you do not attend the Meeting in person and do not have internet capabilities, you can listen only to the Meeting by 1-800-450-7155 (toll-free), within the U.S. and Canada, or +1 857-999-9155 (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number 8238307#. This is listen only; you will not be able to vote or enter questions during the Meeting.

How do I vote?

If you are a holder of record of Company ordinary shares, you may vote in person at the Meeting or by submitting a proxy for the Meeting. Whether or not you plan to attend the Meeting in person or virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by (i) completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope or (ii) voting online at https://www.cstproxy.com/spree1/2024. You may still attend the Meeting and vote in person if you have already voted by proxy.

If your Company ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Meeting unless you first obtain and submit a legal proxy to the Company.

How do I change my vote?

If you are a holder of record of Company ordinary shares, you can revoke your proxy at any time before the Meeting by (i) delivering a later-dated, signed proxy card prior to the date of the Meeting, (ii) granting a subsequent proxy online or (iii) voting in person at the Meeting. Attendance at the Meeting alone will not change your vote.

If your Company ordinary shares are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each proposal. Approval of the Articles Extension Proposal requires a special resolution as a matter of Cayman Islands law being a resolution passed by a majority of at least two-thirds of Spree’s shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous resolution. Approval of the Trust Extension Proposal requires the affirmative vote of the holders of at least 65% of the outstanding Company ordinary shares entitled to vote thereon. Lastly, approval of the Adjournment Proposal requires an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by a simple majority of shareholders of Spree as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution.

If you do not vote, your action will have the effect of a vote against the Trust Extension Proposal and, if a valid quorum is otherwise established, no effect on the Articles Extension Proposal or the Adjournment Proposal. Likewise, abstentions, broker non-votes and withheld votes (as applicable) will have the effect of a vote against the Trust Extension Proposal and no effect on the Articles Extension Proposal or the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the applicable rules, “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, reverse stock splits, shareholder proposals, elections of directors (even if not contested), and executive compensation, including advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation. All of the proposals to be presented at the Meeting are considered to be “non-routine,” and brokers, banks or other nominees will not have discretionary voting power with respect to such proposals. Thus, your broker can vote your shares with respect to such “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares, and your broker can tell you how to provide these instructions.

What is a quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. The holders of a majority of the shares in the capital of the Company being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum within half an hour from the time appointed for the Meeting, the Meeting will stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as our Board may determine. If at the adjourned meeting a quorum is not present within half an hour from the time appointed for the Meeting to commence, the shareholders present shall be a quorum.

Who can vote at the Meeting?

Only holders of record of the Company’s ordinary shares at the close of business on December 2, 2024 are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On that record date, a total of 7,810,702 ordinary shares are outstanding, consisting of 7,810,701 Class A ordinary shares (comprised of 1,864,987 public shares, 945,715 Class A ordinary shares included in the private units sold to the Sponsor concurrently with our IPO, and 4,999,999 sponsor-held founders shares that are Class A ordinary shares (which had been converted from Class B ordinary shares)) and one Class B ordinary share (also a founder share) were outstanding and entitled to vote.

See above in “How do I vote?” for information on how to vote.

What interests do the Company’s directors and executive officers have in the approval of the proposals?

The Company’s directors and executive officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. See “The Meeting — Interests of Our Sponsor, Directors and Officers.”

What happens to the Company’s warrants if the Articles Extension Proposal or Trust Extension Proposal is not approved?

If the Articles Extension Proposal or Trust Extension Proposal is not approved and we do not consummate a business combination by December 20, 2024, we will be required to liquidate and dissolve our Trust Account by returning the then-remaining funds in such account to the public shareholders. In that case, the public warrants as well as the private warrants will be worthless.

What happens to the Company’s warrants if both the Articles Extension Proposal and Trust Extension Proposal are approved?

If both the Articles Extension Proposal and Trust Extension Proposal are approved, the Company will be able to continue its efforts to complete an initial business combination prior to the Articles Extension Date and will retain the blank check company restrictions previously applicable to it, and the public warrants and private warrants will remain outstanding in accordance with their terms.

How do I redeem my public shares?

If the Articles Extension and the Trust Extension are implemented, each public shareholder may redeem all or a portion of his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any shareholder vote to approve a business combination, or if the Company has not consummated an initial business combination by the expiration of the Articles Extension.

To demand redemption, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time on Friday, December 13, 2024. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Articles Extension, Trust Extension, and redemption election.

Pursuant to our Articles, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Articles Extension Proposal and Trust Extension Proposal are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i) (a) hold public shares or (b) hold public shares as part of public units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii) prior to 5:00 p.m., Eastern Time, on December 13, 2024, (a) submit a written request to Continental, the Company’s transfer agent (the “transfer agent”), at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

If a holder holds public units in an account at a brokerage firm or bank, it must notify its broker or bank that it elects to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. A holder must separate the units in each case prior to exercising redemption rights with respect to the public shares. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Articles Extension Proposal and Trust Extension Proposal.

A public shareholder can submit its public shares for redemption through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, which is an electronic delivery process that can be accomplished by the shareholder whether or not it is a record holder or its shares are held in “street name”. This can be effected by contacting the transfer agent or contacting your broker and requesting delivery of your shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical share certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Share certificates that have not been tendered or delivered in accordance with these procedures prior to the vote on the Articles Extension Proposal and Trust Extension Proposal will not be redeemed for cash held in the Trust Account.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of public shares delivers the certificate representing such holder’s shares in connection with a redemption election and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the share certificate (physically or electronically).

In the event that a public shareholder tenders its shares and decides prior to the deadline for exercising redemption requests that it does not want to redeem its shares, the shareholder may withdraw the tender. Requests to withdraw a demand for redemption after the deadline for exercising redemption requests can only be completed if we consent. If you delivered your share certificates (if applicable) for redemption to our transfer agent and decide prior to the deadline for exercising redemption requests (or thereafter with our consent) not to redeem your shares, you may request that our transfer agent return the share certificates or restore the book entry shares registered in your name. You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Articles Extension Proposal or Trust Extension Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Articles Extension Proposal or Trust Extension Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Articles Extension Proposal and the Trust Extension Proposal would receive payment of the redemption price for such shares soon after the implementation of the Articles Extension and Trust Extension. The transfer agent will hold the share certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If I am a public unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding public units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold public units registered in your own name, you must deliver the certificate (physically or electronically) for such units to Continental, our transfer agent, with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the delivery of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the units into public shares and public warrants. See “How do I redeem my public shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and executive officers, and their agents, may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a business combination if the Articles Extension is approved, we do not expect such payments to have a material effect on our ability to consummate a business combination.

Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which the Company is required to file with the SEC within four (4) business days following the Meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact the Company at:

Spree Acquisition Corp. 1 Limited

94 Yigal Alon, Building B, 31st floor,
Tel Aviv 6789139, Israel

Attention: Shay Kronfeld, CFO

Telephone: +972-50-731-0810

Email: sk@spree1.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some statements contained in this proxy statement are forward-looking in nature. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, for example, statements about:

●	our ability to complete our initial business combination with a technology-based mobility business or other business prior to the Current Termination Date or Articles Extension Date;

●	the ability of the combined company resulting from our initial business combination to qualify for initial listing on a national securities exchange;

●	our expectations around the performance of a prospective target business or businesses;

●	our potential ability to obtain additional financing to complete our initial business combination;

●	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

●	our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination, as a result of which they would then receive expense reimbursements;

●	our pool of prospective target, high-tech mobility businesses or other businesses;

●	risks associated with acquiring a technology-oriented mobility business or other business;

●	the ability of our officers and directors to generate a number of potential acquisition opportunities;

●	our public securities’ liquidity and trading;

●	the market for our securities;

●	the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance;

●	the Trust Account not being subject to claims of third parties; or

●	our expected financial performance following our initial business combination.

The forward-looking statements contained in this prospectus are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors”. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

RISK FACTORS

An investment in our securities involves a high degree of risk. You should consider carefully all of the risks described below, together with the other factors discussed under “Item 1A. Risk Factors” of our annual report on Form 10-K for the year ended December 31, 2023 (the “2023 Annual Report”) and the factors described in other reports we file with the SEC. Our business, financial condition or results of operations could also be materially and adversely affected by additional factors that apply to all companies generally, as well as other risks that are not currently known to us or that we currently view to be immaterial. In any such case, the trading price of our securities could decline and you may lose all or part of your original investment. While we attempt to mitigate known risks to the extent we believe to be practicable and reasonable, we can provide no assurance, and we make no representation, that our mitigation efforts will be successful. See “Cautionary Note Regarding Forward-Looking Statements.”

We may not be able to complete a business combination by the expiration of the Articles Extension, even if the Articles Extension Proposal and the Trust Extension Proposal are approved by our shareholders, in which case, to the extent we do not obtain any further extension, we would cease all operations except for the purpose of winding up and we would redeem our public shares and liquidate and dissolve.

We may not be able to complete a business combination by the expiration of the Articles Extension, even if the Articles Extension Proposal and the Trust Extension Proposal are approved by our shareholders. Our ability to complete an initial business combination may be negatively impacted by general market conditions, volatility in the capital and debt markets and the other risks described herein, in our 2023 Annual Report, and in other reports that we file with the SEC. If we have not completed our initial business combination prior to the Articles Extension Date (assuming that it is approved pursuant to the Articles Extension Proposal), and we do not seek any further extension, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. Additionally, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

Additionally, we are required to offer shareholders the opportunity to redeem shares in connection with the Articles Extension Proposal and the Trust Extension Proposal and, if needed, any additional extensions, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the Articles Extension Proposal and the Trust Extension Proposal are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Articles Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

Additional extensions beyond the Articles Extension may be required, which may subject us and our shareholders to additional risks and contingencies that would make it more challenging for us to complete an initial business combination.

If we do not complete a business combination by December 20, 2025 (assuming that the Articles Extension Proposal and the Trust Extension Proposal are approved), you may not benefit from leaving your investment in the Trust Account and not electing to redeem your public shares.

Under the Articles (if the Articles Extension Proposal is approved), if a business combination is not completed by December 20, 2025, which is four years from the closing of our IPO, Spree is to be liquidated and the proceeds in the Trust Account paid to Spree’ public shareholders, subject to any right of creditors in the Trust Account. In that case, any business combination agreement to which we may be party at the time will be terminated. Any extension of that date requires approval by our shareholders and, in seeking such approval, we would be required to offer our shareholders the right to have their public shares redeemed. It is possible that all, or a significant percentage of the public shareholders will exercise their redemption rights, even if the Sponsor agrees to offer founder shares or other economic incentives to public shareholders who forego redemption.

In addition to other factors which would cause a public shareholder to redeem his, her or its public shares, the SEC’s approach that may treat a SPAC such as ours as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”) may provide a reason for shareholders to exercise their redemption rights rather than extend the date by which a business combination must be completed. The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of our being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash or in an interest-bearing demand deposit account until the earlier of the consummation of our initial business combination or liquidation of the Company. Following such liquidation, we would likely receive minimal interest on the funds held in the Trust Account. Any such decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash or in an interest-bearing demand deposit account would thereby reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of Spree. As of the date of this proxy statement, we have not yet made any such determination to liquidate the securities held in the Trust Account.

SEC rules affecting special purpose acquisition companies may adversely affect our ability to negotiate and complete our initial business combination. In particular, certain of the procedures that we, a potential initial business combination target, or others may determine to undertake in connection with our initial business combination may increase our costs and the time needed to complete our initial business combination and may constrain the circumstances under which we could complete an initial business combination. We may be forced to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account or liquidate and dissolve the Company at an earlier time than we might otherwise choose.

Our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications, and the post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with the foregoing may be difficult, time consuming and costly. Laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our ability to complete an initial business combination.

In particular, to the extent that Spree, as a SPAC, is deemed to be subject to regulation under the Investment Company Act, or, in order to avoid that regulation, we limit our duration, alter the assets that we hold, change our business purpose, or limit our activities, that may increase the costs of and the time needed to complete our initial business combination, and may constrain the circumstances under which we could complete our initial business combination. Because we are more at risk of being considered an unregistered investment company if the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds for a longer period of time, we are more likely to liquidate those investments sooner than desired and thereafter hold all funds in the Trust Account in an interest-bearing demand deposit account. That may also lead to our liquidating and dissolving the Company at an earlier time than we might otherwise choose.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate and dissolve the Company.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours. It is possible that a claim could be made that we have been operating as an unregistered investment company. The longer that the funds in the Trust Account are invested exclusively in short-term U.S. government treasury obligations or in money market funds, the greater the risk that we may be considered an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate and dissolve the Company. If we are required to liquidate and dissolve, our shareholders would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

We may be deemed a “foreign person” and therefore may not be able to complete a business combination because the transaction may be subject to regulatory review and approval requirements, including pursuant to foreign investment regulations and review by governmental entities such as the Committee on Foreign Investment in the United States, or may be ultimately prohibited.

Our Sponsor, Spree Operandi, LP, is an exempted Cayman Islands limited partnership that is controlled by non-U.S. persons. The target company for our initial business combination may be domiciled in the United States. Certain transactions in the U.S. are subject to specific rules or regulations that may limit, prohibit, or create additional requirements with respect to foreign ownership of a U.S. company. If our initial business combination is effected with a U.S. target company, the transaction may be subject to regulatory review and approval requirements by governmental entities, or ultimately prohibited. For example, the Committee on Foreign Investment in the United States (“CFIUS”) has authority to review certain direct or indirect foreign investments in U.S. companies. Among other things, CFIUS is empowered to require certain foreign investors to make mandatory filings, to charge filing fees related to such filings, and to self-initiate national security reviews of foreign direct and indirect investments in U.S. companies if the parties to that investment choose not to file voluntarily. If CFIUS determines that an investment threatens national security, CFIUS has the power to impose restrictions on the investment or recommend that the President of the United States prohibit it or order divestment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, the nationality of the parties, the level of beneficial ownership interest and the nature of any information or governance rights involved.

As such, a business combination with a U.S. business or foreign business with U.S. operations that we may wish to pursue may be subject to CFIUS review. If a particular proposed business combination with a U.S. business falls within CFIUS’ jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit to CFIUS review on a voluntary basis, or to proceed with the transaction without submitting to CFIUS and risk CFIUS intervention, before or after closing the transaction. CFIUS may decide to delay or recommend that the President of the United States block our proposed initial business combination, require conditions with respect to such initial business combination or recommend that the President of the United States order us to divest all or a portion of the U.S. target business of our business combination that we acquired without first obtaining CFIUS approval, which may limit the attractiveness of, or delay or prevent us from pursuing, certain target companies that we believe would otherwise be beneficial to us and our shareholders. In addition, certain types of U.S. businesses may be subject to rules or regulations that limit or impose requirements with respect to foreign ownership.

If CFIUS determines it has jurisdiction, CFIUS may decide to recommend a block or delay our business combination, or require conditions with respect to it, which may delay or prevent us from consummating a potential transaction. It is unclear at this stage whether our potential business combination transaction would fall within CFIUS’ jurisdiction, and if so, whether we would be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS.

The process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited amount time left to complete our business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we are unable to consummate our initial business combination within the applicable time period required, including as a result of extended regulatory review, we will, as promptly as reasonably possible, redeem the public shares for a pro rata portion of the funds held in the trust account and as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman law to provide for claims of creditors and the requirements of other applicable law. In such event, our shareholders will miss the opportunity to benefit from an investment in a target company and the chance of realizing future gains through any price appreciation in the combined company. Additionally, our warrants will become worthless. As a result, the pool of potential targets with which we could complete a business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar ties to non-U.S. persons.

A 1% U.S. federal excise tax may be imposed on us in connection with our redemptions of shares, or in connection with a business combination or other shareholder vote pursuant to which shareholders would have a right to submit their shares for redemption.

Pursuant to the Inflation Reduction Act of 2022 (the “IRA”), commencing in 2023, a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations and their “Specified Affiliates” as the term is defined in the Notice (as defined below). The excise tax is imposed on the repurchasing corporation and not on its shareholders. The amount of the excise tax is equal to 1% of the “fair market value”, within the meaning of these rules, of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the “fair market value” of certain new share issuances against the “fair market value” of share repurchases during the same taxable year. The U.S. Department of the Treasury (the “Treasury Department”) has authority to promulgate regulations and provide other guidance regarding the excise tax. The Treasury Department and the Internal Revenue Service (the “IRS”) have issued Notice 2023-2, indicating the intention to propose regulations on the excise tax and issuing certain interim rules on which taxpayers may rely (the “Notice”). Under the interim rules, distributions in qualifying complete liquidations are exempt from the excise tax. In addition, the Notice provides that no distribution in a taxable year by a corporation that completely liquidates in a qualifying liquidation during such taxable year is subject to the excise tax.

If, as a result of the Articles Extension Proposal and the Trust Extension Proposal, the amendment to the Articles extending our deadline for consummating an initial business combination is approved, our shareholders will have the right to require us to redeem their public shares. The excise tax may apply to such redemption and any other repurchase of our shares (including repurchases in connection with a business combination and/or our liquidation). The extent to which we would be subject to the excise tax in a taxable year would depend on a number of factors, including: (i) the “fair market value” of the redemptions and repurchases during such taxable year, (ii) the nature and amount of any “PIPE” or other equity issuances during such taxable year (including in connection with a business combination), (iii) if we liquidate in such taxable year and whether the liquidation qualifies for exemption, (iv) the structuring of any business combination, and (v) the content of any proposed or final regulations and other guidance from the Treasury Department or the IRS. In addition, because the excise tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the excise tax remains to be determined. If we liquidate, it is not clear that our liquidation will qualify for exemption from the excise tax under the Notice because it will depend on the particular facts and circumstances of the liquidation. Any excise tax payable by us may cause a reduction in the cash available to us to complete a business combination, could affect our ability to complete a business combination, and may cause a reduction in amounts available for redemptions.

Our securities are not listed on a national securities exchange or quoted on an over-the-counter market, which limits investors’ ability to make transactions in our securities and subjects us to additional trading restrictions.

Following their suspension, and subsequent delisting, from the New York Stock Exchange earlier this year, the Company’s units, public shares and public warrants are not currently listed on a national securities exchange or quoted on an over-the-counter market. Accordingly, the Company believes that it is not currently possible for holders of the Company’s securities to such securities in the open market. We do not expect that our units, public shares and public warrants will become publicly traded again until we complete a Business Combination, if ever. As such, we expect that investors’ ability to transact in our securities will remain limited and we will remain subject to the additional trading restrictions that apply to securities that are not listed on a national securities exchange or quoted on an over-the-counter market until we complete a Business Combination, at the earliest.

Because our securities are not listed on a national securities exchange or quoted on an over-the-counter market, we face significant adverse consequences, including the following:

●	no availability of market quotations for our securities;

●	significantly reduced, or no, liquidity and efficiency of the trading market for our securities;

●	reduced price of our securities greater volatility as a result of the absence of market efficiencies associated with NYSE or other trading markets;

●	holders are likely unable to sell or purchase our securities when they wish to do so;

●	we may lose the interest of institutional investors in our securities;

●	a determination that the Class A ordinary shares are “penny stock” which will require brokers trading in such securities to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

●	we may become subject to shareholder litigation;

●	a limited amount or complete loss of media, news and analyst coverage;

●	we may become a less attractive acquisition and investment vehicle with respect to a Business Combination; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

Further, the National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our securities no longer qualify as covered securities under such statute and we are subject to regulation in each state in which we offer our securities.

The SEC has recently issued final rules to regulate special purpose acquisition companies. Certain of the procedures that we may determine to undertake in connection with such rules may increase our costs and the time needed to complete the proposed business combination or any other initial business combination and may constrain the circumstances under which we could complete the proposed business combination, or any other initial business combination.

On January 24, 2024, the SEC issued final rules (the “2024 SPAC Rules”), effective as of July 1, 2024, that formally adopted some of the SEC’s proposed rules for special purpose acquisition companies (“SPACs”) that were released on March 30, 2022. The 2024 SPAC Rules, among other items, impose additional disclosure requirements for business combination transactions between SPACs such as us and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; update and expand guidance regarding the general use of projections in SEC filings; increase the potential liability of certain participants in proposed business combination transactions; and could impact the extent to which SPACs could become subject to regulation under the Investment Company Act.

The 2024 SPAC Rules may materially adversely affect our business, including our ability to complete, and the costs associated with, the proposed business combination, or any other initial business combination, and results of operations.

Certain of the procedures that we may determine to undertake in connection with the 2024 SPAC Rules, or pursuant to the SEC’s views expressed in the 2024 SPAC Rules, may increase the costs and time of completing the proposed business combination, or any other initial business combination, and may make it more difficult to complete such transaction.

BACKGROUND

We are a blank check company formed on August 6, 2021 as a Cayman Islands exempted company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. We have generated no revenues to date and we do not expect that we will generate operating revenues at the earliest until we consummate our initial business combination. We completed our initial public offering in December 2021, and since that time, we have engaged in discussions with, and due diligence with respect to, potential business combination target companies. For the period between October 2022 and August 2023, we had been focused exclusively on pursuing a business combination with WHC and related matters. However, following the termination of the WHC Business Combination Agreement on August 23, 2023, we have been actively engaged in discussions with other potential business combination target companies.

On February 22, 2024, we received notice from NYSE that we were not in compliance with the continued listing standard set forth in Section 802.01B of the NYSE Listed Company Manual (the “Listing Rule”). The Listing Rule requires a listed special purpose acquisition company (“SPAC”) to maintain an average aggregate global market capitalization attributable to its publicly held shares over a consecutive 30 trading day period of at least $40,000,000. As a result of that noncompliance, NYSE suspended trading in our securities pending the delisting process or any successful appeal by our company. On March 8, 2024, NYSE delisted each of our securities. That delisting has adversely affected the liquidity and value of our securities. We are currently evaluating possible alternatives in light of the delisting. While we intend to take whatever means possible to qualify for listing, and to list, once again, our securities or the securities of a successor company following our initial business combination on a national securities exchange such as Nasdaq, there can be no guarantee that such efforts will be successful.

As of the record date, there were 7,810,702 ordinary shares outstanding, consisting of 7,810,701 Class A ordinary shares (comprised of 1,864,987 public shares, 945,715 Class A ordinary shares included in the private units sold to the Sponsor concurrently with our IPO, and 4,999,999 founder shares that are Class A ordinary shares and had been converted from Class B ordinary shares) and one Class B ordinary share. We also have 10,000,000 public warrants, which were sold as part of the 20,000,000 public units in the IPO, as well as 472,858 private warrants, which were sold as part of our private units concurrently with our IPO, outstanding. Each warrant entitles the holder thereof to purchase one Class A ordinary share at an exercise price of $11.50 per share.

As of the current time (prior to any approval that we might receive for the Articles Extension at the Meeting), if we do not complete our initial business combination by the Current Termination Date of December 20, 2024 (the 36 month anniversary of the closing of our IPO), the proceeds from the sale of the public units and private units held in the Trust Account will be used to fund the redemption of our public shares, and all warrants will expire worthless.

The Board currently believes that there may not be sufficient time before the Current Termination Date to complete an initial business combination. Accordingly, the Board believes that in order to give public shareholders an opportunity to invest in a company with which we would combine in our initial business combination, or to elect to redeem their shares when such a business combination transaction is presented for shareholder approval, we will need to implement the Articles Extension and the Trust Extension. This would provide us with almost an additional 12 months, until the Articles Extension Date of December 20, 2025, to accomplish that goal.

If the Articles Extension Proposal is approved at the Meeting, throughout the prospective Articles Extension Period, the Sponsor’s cash resources will be used for the working capital needs of the Company in actively pursuing and completing an initial business combination in an optimal manner. This approach, if leading to a successful business combination, could provide our public shareholders an opportunity to participate in an investment in an attractive target company, which would benefit them. Because of the additional time that we are requesting to effect an initial business combination, our public shareholders will have the opportunity to redeem their public shares in connection with the votes to be held at the Meeting.

Approximately $21,421,803 of invested proceeds from our IPO, the simultaneous sale of private units, and interest income are being held in our Trust Account in the United States maintained by Continental, acting as trustee, as of November 29, 2024. The proceeds held in the Trust Account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the Trust Agreement, the trustee is not permitted to invest in other securities or assets. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our initial business combination; (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend our Articles (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination by December 20, 2024 (the Current Termination Date), subject to further extension, or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination by December 20, 2024 or, if the Articles Extension Proposal is approved at the Meeting, December 20, 2025, our return of the funds held in the Trust Account to our public shareholders as part of our redemption of the public shares.

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of founder shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Meeting — Interests of our Sponsor, Directors and Officers.”

You are not being asked to vote on any business combination at this time. If the Articles Extension and Trust Extension are implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider an initial business combination, you will be entitled to vote on an initial business combination when it is submitted to shareholders and will retain the right to redeem your public shares for cash in the event that (i) an initial business combination is approved and completed, or (ii) we have not consummated a business combination by the expiration of the Articles Extension Date, subject to the terms of the Articles.

THE MEETING

Date, Time and Place of the Meeting

The enclosed proxy is solicited by the Board in connection with an extraordinary general meeting of shareholders to be held on December 17, 2024 at 9:00 a.m. Eastern Time/ 4:00 p.m. local (Israel) time at Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. The Company will be holding the Meeting via live webcast. You will be able to attend the Meeting, vote and submit your questions online before the Meeting by visiting https://www.cstproxy.com/spree1/2024.

Purpose of the Meeting

At the Meeting, you will be asked to consider and vote upon the following matters:

1.	Proposal No. 1 (the Articles Extension Proposal)— A proposal to approve, by way of special resolution, amendments to Spree’s Articles to extend the date by which Spree has to consummate a business combination from December 20, 2024, the Current Termination Date, to December 20, 2025, the Articles Extension Date, or such earlier date as may be determined by the Board in its sole discretion. A copy of the proposed amendment to the Articles is set forth in Annex A to this proxy statement;

2.	Proposal No. 2 (the Trust Extension Proposal )— A proposal to amend the Trust Agreement by and between the Company and Continental Stock Transfer & Trust Company, as Trustee, to extend the date by which the Company would be required to consummate a business combination from the Current Termination Date to the Articles Extension Date, or such earlier date as may be determined by the Board in its sole discretion; and

3.	Proposal No. 3 (the Adjournment Proposal)— A proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes for, or otherwise in connection with, the approval of either of the foregoing proposals.

The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve the Articles Extension Proposal or the Trust Extension Proposal. The Articles Extension Proposal and the Trust Extension Proposal are essential to the implementation of the Board’s plan to extend the date by which the Company has to complete a business combination.

You are not being asked to vote on any business combination transaction at this time. If the Articles Extension and Trust Extension proposals are implemented and you do not elect to redeem your public shares now, you will retain the right to vote for an initial business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event any business combination is approved and completed or if the Company has not consummated an initial business combination prior to the Articles Extension Date, subject to the terms of the Articles.

Public shareholders may elect to redeem their public shares for their pro rata portion of the funds available in the Company’s Trust Account in connection with the Articles Extension Proposal regardless of whether or how such public shareholders vote with respect to the Articles Extension Proposal. Additionally, redemption payments for redemption elections in connection with this Meeting will only be made if the Articles Extension Proposal and the Trust Extension Proposal receive the requisite shareholder approvals and we determine to implement the Articles Extension and Trust Extension. If the Articles Extension Proposal and Trust Extension Proposal are approved by the requisite votes of shareholders, the remaining public shareholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account when an initial business combination is submitted to the shareholders. Furthermore, if the Articles Extension Proposal and the Trust Extension Proposal are approved and the Articles Extension is implemented, then in accordance with the terms of Trust Agreement, as amended, the Trust Account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the Trustee of a termination letter (in accordance with the terms of the Trust Agreement), or (b) the passage of the Articles Extension Date.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of public shares delivers the certificate representing such holder’s shares in connection with a redemption election and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).

The withdrawal of funds from the Trust Account in connection with a redemption election will reduce the amount held in the Trust Account following the redemption, and the amount remaining in the Trust Account may be significantly reduced from the approximate $21,421,803 that was in the Trust Account as of November 29, 2024.

If the Articles Extension Proposal or the Trust Extension Proposal is not approved and we do not consummate an initial business combination by December 20, 2024, in accordance with our Articles, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. The Company’s warrants will expire worthless.

The approval of the Articles Extension Proposal requires a special resolution as a matter of Cayman Islands law being a resolution passed by a majority of at least two-thirds of Spree’s shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution. Additionally, the approval of the Trust Extension Proposal requires the affirmative vote of the holders of at least 65% of the outstanding Company ordinary shares entitled to vote thereon. Approval of the Adjournment Proposal requires an ordinary resolution which is a resolution passed by a simple majority of shareholders of Spree as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution. Our Board will abandon and not implement the Articles Extension Proposal or the Trust Extension Proposal unless our shareholders approve both the Articles Extension Proposal and the Trust Extension Proposal. Notwithstanding shareholder approval of the Articles Extension Proposal and the Trust Extension Proposal, our Board will retain the right to abandon and not implement the Articles Extension or Trust Extension at any time before the implementation thereof without any further action by our shareholders.

Only holders of record of our ordinary shares at the close of business on December 2, 2024 are entitled to notice of the Meeting and to vote at the Meeting and any adjournments or postponements of the Meeting.

After careful consideration of all relevant factors, the Board has determined that each of the proposals is advisable and recommends that you vote or give instruction to vote “FOR” each such proposal.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on December 2, 2024 and only shareholders of record at that time will be entitled to vote at the Meeting and any adjournments or postponements thereof.

If you are a holder of record of Company ordinary shares, you can revoke your proxy at any time before the final vote at the Meeting by (i) delivering a later-dated, signed proxy card prior to the date of the Meeting, (ii) granting a subsequent proxy online or (iii) voting in person at the Meeting. Attendance at the Meeting alone will not change your vote. If your ordinary shares are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.

We intend to release this proxy statement and the enclosed proxy card to our shareholders on or about December 4, 2024.

Dissenters’ Right of Appraisal

Neither Cayman Islands law nor our Articles provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

Outstanding Shares and Quorum

The number of outstanding ordinary shares entitled to vote at the Meeting is 7,810,702 ordinary shares outstanding, consisting of 7,810,701 Class A ordinary shares (comprised of 1,864,987 public shares, 945,715 Class A ordinary shares included in the private units sold to the Sponsor concurrently with our IPO, and 4,999,999 sponsor-held founders shares that are Class A ordinary shares (which had been converted from Class B ordinary shares)) and one Class B ordinary share (also a founder share). Each ordinary share is entitled to one vote. The presence of holders of a majority of the shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum. Abstentions will be counted as present for purposes of establishing a quorum. Broker non-votes will not be counted for purposes of establishing a quorum. The Class A ordinary shares and founder shares are entitled to vote together as a single class on the Articles Extension Proposal, the Trust Extension Proposal, and the Adjournment Proposal.

Abstentions and Broker Non-Votes

An abstention occurs when a shareholder attends a meeting, or is represented by proxy, but abstains from voting. At the Meeting, abstentions will be counted as present for purposes of determining whether a quorum exists. Assuming that a quorum is present, a Spree shareholder’s abstention will have no effect on the outcome of the votes on the Articles Extension Proposal or the Adjournment Proposal, but will be the equivalent of a vote against the Trust Extension Proposal, since the vote to approve the Trust Extension Proposal requires a special 65% majority of the total ordinary shares outstanding.

Broker non-votes are shares held in “street name” by brokers, banks and other nominees that are present or represented by proxy at a shareholder meeting, but with respect to which the broker, bank or other nominee is not instructed by the beneficial owner of such shares how to vote on a particular proposal and such broker, bank or other nominee does not have discretionary voting power on such proposal. Because, under NYSE rules , brokers, banks and other nominees holding shares in “street name” do not have discretionary voting authority with respect to any of the four proposals described in this proxy statement/prospectus, if a beneficial owner of ordinary shares held in “street name” does not give voting instructions to the broker, bank or other nominee, then those shares will not be permitted under NYSE rules  to be voted at the meeting, and thus will not be counted as present or represented by proxy at the meeting. The votes to approve the Articles Extension Proposal or the Adjournment Proposal are based on the votes actually cast by the shareholders present or represented by proxy and entitled to vote at the Meeting. As a result, assuming that a quorum is present, if you fail to issue voting instructions to your broker, bank or other nominee, it will have no effect on the outcome of the Articles Extension Proposal, or the Adjournment Proposal. The vote to approve the Trust Extension Proposal is based on the total ordinary shares outstanding. As a result, if you fail to issue voting instructions to your broker, bank or other nominee, it will have the effect of a vote against the Trust Extension Proposal.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Meeting:

Proposal	Vote Required
Articles Extension	A special resolution as a matter of Cayman Islands law, being a resolution passed by at least two-thirds of Spree’s shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution

Trust Extension	At least sixty-five percent (65%) of the outstanding ordinary shares entitled to vote thereon in person or by proxy at the Meeting

Adjournment	An ordinary resolution, being a resolution passed by a simple majority of the votes cast by shareholders of Spree as being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution

Abstentions will count as an effective vote “AGAINST” the Trust Extension Proposal, but will have no effect on the approval of the remaining proposals, assuming a quorum is present. Similarly, the failure to vote on the Trust Extension Proposal will have the effect of a vote “AGAINST” such proposal, but will have no effect on whether the Articles Extension Proposal, or the Adjournment Proposal, is approved, assuming a quorum is present.

The chairman of the Meeting may adjourn the Meeting whether or not there is a quorum, to reconvene at the same or some other place, and may adjourn the Meeting from time to time until a quorum shall be present. Under the Articles, if there is no quorum within half an hour from the time appointed for the Meeting, the Meeting will stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as our Board may determine. If at the adjourned meeting a quorum is not present within half an hour from the time appointed for the Meeting to commence, the shareholders present shall be a quorum. If the Meeting is adjourned for 30 days or more, notice of the adjourned Meeting must be given. Otherwise, it will not be necessary to give any such notice of the adjourned Meeting.

Voting Procedures

Each ordinary share that you own in your name entitles you to one vote on each of the proposals for the Meeting. Your proxy card shows the number of ordinary shares that you own.

●	You can vote your shares in advance of the Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your ordinary shares will be voted as recommended by our Board. Our Board recommends voting “FOR” the Articles Extension Proposal, “FOR” the Trust Extension Proposal, and “FOR” the Adjournment Proposal.

●	You can attend the Meeting and vote virtually even if you have previously voted by submitting a proxy. However, if your ordinary shares are held in the name of your broker, bank or other nominee, you must you first submit a legal proxy to Continental. Continental will then issue you a valid control number which will allow you to vote at the Meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your public shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to shareholders at the Meeting. If you have any questions, you may contact our Chief Financial Officer at:

Spree Acquisition Corp. 1 Limited

94 Yigal Alon, Building B, 31st floor
Tel Aviv 6789139, Israel

Attention: Shay Kronfeld, CFO

Telephone: +972-50-731-0810

Email: sk@spree1.com

In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. Some banks and brokers have customers who beneficially own public shares listed of record in the names of nominees and we intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations.

Delivery of Proxy Materials to Shareholders

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 94 Yigal Alon, Building B, 31st floor, Tel Aviv 6789139, Israel and via email to sk@spree1.com; and

●	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:

●	the fact that the Sponsor holds an aggregate of 5,000,000 founders shares, for which it paid $25,000, and 945,715 private units, comprised of 945,715 private shares and 472,858 private warrants, at a price of $10.00 per unit ($9,457,150 in the aggregate), all of which would expire worthless if an initial business combination is not consummated and such securities will have a significantly higher value if an initial business combination is consummated;

●	since December 2021, we pay the Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support services;

●	the fact that, unless the Company consummates the initial business combination, the Sponsor and our directors and officers will not receive reimbursement for any out-of-pocket expenses incurred by them on behalf of the Company (none of such expenses were incurred that had not been reimbursed as of December 31, 2022) to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

●	the fact that the Sponsor or its affiliates may loan to us up to $1,500,000 in working capital loans, which would be evidenced by promissory notes that we may issue to the Sponsor. One such loan by the Sponsor, in a principal amount of $900,000 (of which we have borrowed $500,000), is currently outstanding, and is represented by a promissory note dated June 12, 2023, which was issued in connection with the Sponsor’s contributions to the Trust Account related to the Initial Extension Period. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. All of such working capital loans may be converted into warrants at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private warrants included in the private units issued and sold to our Sponsor. We do not expect to seek loans from parties other than our Sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our Trust Account;

●	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination on or prior to the Articles Extension Date, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.20 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, from the claims of prospective target businesses with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

●	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the meeting to vote on an initial business combination and may even continue to serve following an initial business combination and receive compensation thereafter.

Redemption Rights

Pursuant to our current Articles, our public shareholders will be provided with the opportunity to redeem their public shares upon the approval of the Articles Extension, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, divided by the number of then outstanding public shares. If your redemption request is properly made and the Articles Extension Proposal and Trust Extension Proposal are approved, these shares will cease to be outstanding and will represent only the right to receive such amount. For illustrative purposes, based on funds in the Trust Account of approximately $21,421,803 on November 29, 2024, the estimated per share redemption price would have been approximately $11.48. Public shareholders may elect to redeem their public shares regardless of whether or how they vote on the proposals at the Meeting, but redemption payments for redemption elections in connection with this Meeting will only be made if the Articles Extension Proposal and the Trust Extension Proposal receive the requisite shareholder approvals and we determine to implement the Articles Extension and Trust Extension.

In order to exercise your redemption rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern Time on December 13, 2024 (two (2) business days before the Meeting) that we redeem your public shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

and

●	deliver your public shares either physically or electronically through DTC to our transfer agent at least two (2) business days before the Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical share certificates should allot sufficient time to obtain physical share certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two (2) weeks to obtain physical share certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two (2) weeks. Shareholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of public shares delivers the share certificate representing such holder’s shares in connection with a redemption election and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the share certificate (physically or electronically). You may make such request by contacting our transfer agent at the email address or mailing address listed above.

Prior to exercising redemption rights, shareholders should verify the market price of our ordinary shares, as they may receive greater proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our ordinary shares when you wish to sell your shares.

If you exercise your redemption rights and the redemption is effectuated, your ordinary shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Articles Extension Proposal and the Trust Extension Proposal are not approved and we do not consummate a business combination by December 20, 2024, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. Our warrants to purchase ordinary shares will expire worthless.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver to Continental written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance so that you may then exercise your redemption rights with respect to the public shares upon the separation of the units into public shares and public warrants.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions to Continental. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the units into public shares and public warrants. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

PROPOSAL NO 1: THE ARTICLES EXTENSION PROPOSAL

Background

The proposed Articles Extension would amend the Company’s Articles to extend the date by which the Company would be permitted to consummate a business combination from December 20, 2024 to December 20, 2025. The complete text of the proposed amendment is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

You are not being asked to vote on any business combination at this time. If the Articles Extension and Trust Extension are implemented and you do not elect to redeem your public shares now, you will retain the right to vote for an initial business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event that an initial business combination is approved and completed or if the Company has not consummated the initial business combination on or prior to the Articles Extension Date, subject to the terms of the Articles.

Reasons for the Proposed Articles Extension

The Company is proposing to amend, by way of special resolution, its Articles to extend the date by which it would be permitted to consummate a business combination from December 20, 2024 to December 20, 2025.

The purpose of the Articles Extension is to is to provide us with additional time to complete our initial business combination. We may not be able to complete such business combination on or before the Current Termination Date. If that were to occur and our shareholders will have not approved the Articles Extension or the Trust Extension at the Meeting, Spree would be forced to liquidate. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which we have to consummate an initial business combination to the Articles Extension Date in order to provide to our shareholders an opportunity to participate in an investment in a target company with which we may combine. In addition, the Board believes that it is advantageous for the Board to be able to determine, in its sole discretion, whether to liquidate and dissolve the Company at an earlier date. Approval of the Articles Extension Proposal is a condition to the implementation of the Articles Extension. In addition, the Board believes that it is advantageous for the Board to be able to determine, in its sole discretion, whether to liquidate and dissolve the Company at an earlier date.

Approval of the Articles Extension Proposal is a condition to the implementation of the Articles Extension.

If the Articles Extension Is Approved

If both the Articles Extension Proposal and the Trust Extension Proposal are approved, the Articles Extension in the form of Annex A hereto will be effective and will be filed in the Cayman Islands, and the Trust Account will not be liquidated except in connection with our completion of a business combination, or in connection with our liquidation if we do not complete a business combination by the Articles Extension Date. We will then continue to attempt to consummate an initial business combination prior to the Articles Extension Date.

If the Articles Extension Proposal and Trust Extension Proposal are approved, the Board will have the flexibility to liquidate the Trust Account and dissolve in accordance with law and to redeem all public shares on a specified date following the filing of the Articles Extension at any time before or after the Current Termination Date, and on or prior to the Articles Extension Date.

If the Articles Extension Is Not Approved

If the Articles Extension Proposal (or the Trust Extension Proposal) is not approved and we have not consummated a business combination by December 20, 2024, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up. We do not believe it is likely that, if the Articles Extension Proposal and the Trust Extension Proposal are not approved, we will be able to consummate a business combination by December 20, 2024.

If the Company liquidates and dissolves, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party for services rendered or products sold to us or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below (i) $10.20 per public share or (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per public share is then held in the Trust Account due to reductions in the value of the trust assets, less taxes payable, except as to any claims by a third party or a prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Our Sponsor, directors and officers have entered into a letter agreement with us pursuant to which they have agreed to waive their redemption rights with respect to their ordinary shares in connection with a shareholder vote to approve an amendment to our Articles such as the Articles Extension. On the record date, the Sponsor beneficially owned and was entitled to vote 5,945,715 ordinary shares, in the aggregate, which represent 76.1% of the Company’s issued and outstanding ordinary shares.

In connection with the Articles Extension Proposal, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, regardless of whether such public shareholders vote “FOR” or “AGAINST” the Articles Extension Proposal or the Trust Extension Proposal, and a redemption election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Meeting. Public shareholders may make a redemption election regardless of whether such public shareholders were holders as of the record date. However, redemption payments for redemption elections in connection with this Meeting will only be made if the Articles Extension Proposal and the Trust Extension Proposal receive the requisite shareholder approvals and we determine to implement the Articles Extension and Trust Extension. If the Articles Extension Proposal and the Trust Extension Proposal are approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares when a business combination is submitted to the shareholders, subject to any limitations set forth in our Articles, as amended by the Articles Extension (as long as their election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought). Each redemption of shares by our public shareholders will decrease the amount in our Trust Account, which held approximately $21,421,803 of marketable securities as of November 29, 2024. In addition, public shareholders who do not make the redemption election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Articles Extension Date or our earlier liquidation.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Meeting (or December 13, 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the DTC’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a shareholder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address in order to validly redeem its public shares.

As of November 29, 2024, there was approximately $21,421,803 of marketable securities in the Trust Account. If the Articles Extension Proposal and the Trust Extension Proposal are approved and the Company extends a business combination period to last through December 20, 2025 (or such earlier date as may be determined by our Board in its sole discretion, the redemption price per share as of the date of the meeting for the approval of an initial business combination or the Company’s subsequent liquidation may be a different amount in comparison to the current redemption price of approximately $11.48 per share under the terms of our current Articles and Trust Agreement.

Our Board will abandon and not implement the Articles Extension Proposal unless our shareholders approve both the Articles Extension Proposal and the Trust Extension Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will be implemented.

Vote Required for Approval

A special resolution as a matter of Cayman Islands law, being a resolution passed by a majority of at least two-thirds of Spree’s shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution, is required to approve the Articles Extension Proposal. Assuming the presence of a quorum at the Meeting, abstentions or the failure to vote on the Articles Extension Proposal will have no effect on the vote concerning the Articles Extension Proposal.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE ARTICLES EXTENSION PROPOSAL.

U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that elect to have their public shares redeemed for cash if the Articles Extension Proposal is approved. This discussion applies only to public shares that are held as a capital asset for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances, including the alternative minimum tax or the Medicare tax on investment income, or the consequences to holders subject to special rules, including:

●	our Sponsor, directors and officers and their respective affiliates;

●	financial institutions, insurance companies or other financial services entities;

●	broker-dealers or other persons that are subject to the mark-to-market method of accounting;

●	tax-exempt organizations, qualified retirement plans, individual retirement accounts or other tax deferred accounts;

●	governments or agencies or instrumentalities thereof;

●	regulated investment companies or real estate investment trusts;

●	expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

●	persons that acquired public shares pursuant to an exercise of employee share options or otherwise as compensation;

●	persons that hold public shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

●	persons whose functional currency is not the U.S. dollar; or

●	persons that are subject to the applicable financial statement accounting rules under Section 451(b) of the Code.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

As used herein, a “U.S. Holder” is a beneficial owner of public shares who or that is, for U.S. federal income tax purposes:

●	an individual citizen or resident of the United States,

●	a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

●	an estate whose income is subject to U.S. federal income tax regardless of its source, or

●	a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an exercise of redemption rights to them.

EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER, AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Redemption Treated as Sale or Distribution

Subject to the PFIC rules discussed below under “PFIC Considerations,” if a U.S. Holder’s public shares are redeemed pursuant to the redemption provisions described in this proxy statement, the U.S. federal income tax consequences to such holder will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of public shares, a U.S. Holder will be treated as described below under the section entitled “Taxation of Sale or Other Taxable Disposition of public shares.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “Taxation of Distributions.”

The redemption of public shares will generally qualify as a sale of the public shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the public shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the public shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the public shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and such U.S. Holder does not constructively own any other shares. The redemption of public shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of public shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. Holder will be as described below under the section entitled “Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to such holder’s adjusted tax basis in its remaining shares, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other shares constructively owned by it.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

Taxation of Distributions.

Subject to the PFIC rules discussed below under “PFIC Considerations,” if the redemption of a U.S. Holder’s public shares is treated as a distribution, such distribution will generally be treated a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if public shares are readily tradable on an established securities market in the United States, provided that we are not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain other requirements are met. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any dividends paid with respect to public shares.

Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our public shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the public shares and will be treated as described below under the section entitled “Taxation of Sale or Other Taxable Disposition of public shares.” However, we do not currently maintain calculations of our earnings and profits in accordance with U.S. federal income tax principles. U.S. Holders should therefore assume that any amounts treated as a distribution as a result of a redemption of public shares will be reported as dividend income.

Taxation of Sale or Other Taxable Disposition of public shares.

Subject to the PFIC rules discussed below under “PFIC Considerations,” if the redemption of a U.S. Holder’s public shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the public shares redeemed.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year. However, it is unclear whether the redemption rights with respect to the public shares described in this proxy statement may prevent the holding period of the public shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of public shares (public shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

PFIC Considerations

Generally

A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (generally determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business received from unrelated persons) and gains from the disposition of passive assets. For this purpose, cash generally is treated as held for the production of passive income. The determination of whether a foreign corporation is a PFIC is made annually. Once a foreign corporation is treated as a PFIC it is, with respect to a shareholder during the time it qualifies as a PFIC, and subject to certain exceptions, always treated as a PFIC with respect to such shareholder, regardless of whether it satisfied either of the qualification tests in subsequent years.

Pursuant to a “startup exception,” a foreign corporation will not be a PFIC for the first taxable year the foreign corporation has gross income (the “startup year”) if (1) no predecessor of the foreign corporation was a PFIC; (2) the foreign corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the startup year; and (3) the foreign corporation is not in fact a PFIC for either of those years.

PFIC Status of Spree

Based upon the composition of our income and assets, and our expectations regarding the timing of the completion of an initial business combination, we believe that we will not be eligible for the startup exception and therefore we have been a PFIC since our first taxable year.

Default PFIC Rules

If we are a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder and the U.S. Holder did not make a timely and effective “qualified election fund” (“QEF”) election for our first taxable year as a PFIC in which the U.S. Holder held public shares, a QEF election along with a purging election, or a “mark-to-market” election, then such holder will generally be subject to special rules (the “Default PFIC Regime”) with respect to:

●	any gain recognized by the U.S. Holder on the sale or other disposition of its public shares, which would include a redemption of public shares if such redemption is treated as a sale under the rules discussed above; and

●	any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such ordinary shares), which may include a redemption of public shares if such redemption is treated as a distribution under the rules discussed above.

Under the Default PFIC Regime:

●	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its public shares;

●	the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

●	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

QEF Election

In general, if we are determined to be a PFIC, a U.S. Holder may avoid the PFIC tax consequences described above in respect of its public shares by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such U.S. Holder’s tax return for the taxable year for which the election relates.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621, including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

If a U.S. Holder makes a QEF election after our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) public shares, the adverse PFIC tax consequences (with adjustments to take into account any current income inclusions resulting from the QEF election) will continue to apply with respect to such public shares unless the U.S. Holder makes a purging election under the PFIC rules. Under the purging election, the U.S. Holder will be deemed to have sold such public shares at their fair market value and any gain recognized on such deemed sale will be treated as an excess distribution, taxed under the PFIC rules described above. As a result of the purging election, the U.S. Holder will have a new basis and holding period in such public shares for purposes of the PFIC rules.

In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the U.S. Holder to make and maintain a QEF election, but there is no assurance that we will timely provide such required information. There is also no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a U.S. Holder has made a QEF election with respect to its public shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares or as a result of a purging election, as described above), any gain recognized on the sale of the public shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such U.S. Holders. The tax basis of a U.S. Holder’s shares in a QEF will be increased by amounts that are included in income and decreased by amounts distributed but not taxed as dividends, under the above rules.

Mark-to-Market Election

Alternatively, a U.S. Holder may make an election to mark marketable shares in a PFIC to market on an annual basis. PFIC shares generally are marketable if they are (i) “regularly traded” on a national securities exchange that is registered with the Securities Exchange Commission or on the national market system established under Section 11A of the Securities and Exchange Act of 1934, or (ii) “regularly traded” on any exchange or market that the Treasury Department determines to have rules sufficient to ensure that the market price accurately represents the fair market value of the shares. The public shares, which are listed on NYSE, should qualify as marketable shares for this purpose but there can be no assurance that the public shares will be “regularly traded.”

Pursuant to such an election, a U.S. Holder would include in each year as ordinary income the excess, if any, of the fair market value of such shares over its adjusted basis at the end of the taxable year. A U.S. Holder may treat as ordinary loss any excess of the adjusted basis of the shares over its fair market value at the end of the year, but only to the extent of the net amount previously included in income as a result of the election in prior years. A U.S. Holder’s adjusted tax basis in the PFIC shares will be increased to reflect any amounts included in income, and decreased to reflect any amounts deducted, as a result of a mark-to-market election. Any gain recognized on a disposition of public shares will be treated as ordinary income and any loss will be treated as ordinary loss (but only to the extent of the net amount of income previously included as a result of a mark-to-market election).

PFIC Reporting Requirements

If we are a PFIC, a U.S. Holder of public shares will be required to file an annual report on IRS Form 8621 containing such information with respect to its interest in a PFIC as the IRS may require. Failure to file IRS Form 8621 for each applicable taxable year may result in substantial penalties and result in the U.S. Holder’s taxable years being open to audit by the IRS (potentially including with respect to items that do not relate to a U.S. Holder’s investment in the public shares) until such forms are properly filed.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES ON THE REDEMPTION OF CLASS A ORDINARY SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Information Reporting and Backup Withholding

Dividend payments with respect to the public shares and proceeds from the sale, exchange or redemption of the public shares may be subject to information reporting to the IRS and possible backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and a U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information. U.S. Holders are urged to consult their own tax advisors regarding the application of backup withholding and the availability of and procedure for obtaining an exemption from backup withholding in their particular circumstances.

PROPOSAL NO 2: THE TRUST EXTENSION PROPOSAL

Background

The proposed Trust Extension would amend the Trust Agreement to extend the date by which the Company would be permitted to consummate a business combination from December 20, 2024 to December 20, 2025, or such earlier date as may be determined by our Board in its sole discretion. A copy of the proposed Trust Extension is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

You are not being asked to vote on an initial business combination at this time. If the Trust Extension is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a business combination if and when it is submitted to shareholders and the right to redeem your public shares for cash in the event that an initial business combination is approved and completed or if the Company has not consummated an initial business combination on or prior to the Articles Extension Date, subject to the terms of the Articles.

Reasons for the Trust Extension

The purpose of the Trust Extension is to allow the Company to extend the date by which the Company would be permitted to consummate a business combination from December 20, 2024 to December 20, 2025, or such earlier date as may be determined by our Board in its sole discretion. The Trust Extension parallels the proposed Articles Extension.

The Company’s current Trust Agreement provides that the Company has until December 20, 2024 (the 36-month anniversary of the closing of the IPO), or such later date as may be approved by the Company’s shareholders in accordance with the Company’s Articles, to terminate the Trust Agreement and liquidate the Trust Account.

If the Trust Extension Is Approved

If both the Articles Extension Proposal and the Trust Extension Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of a business combination or in connection with our liquidation if we do not complete a business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable Articles Extension Date or until the Board determines in its sole discretion that it will not be able to consummate a business combination by the applicable Articles Extension Date and does not wish to continue operations until such expiration.

If the Trust Extension Is Not Approved

If the Trust Extension is not approved and we do not consummate a business combination by December 20, 2024, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Our Board will abandon and not implement the Trust Extension Proposal unless our shareholders approve both the Articles Extension Proposal and the Trust Extension Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will be implemented.

Proposed Resolution

At the Meeting, the following resolution will be presented for adoption pursuant to the Trust Extension Proposal:

RESOLVED, that conditioned upon the effectiveness of the special resolution to amend the Amended and Restated Memorandum and Articles of Association of the Company as set forth in Annex A, the amendment to the Investment Management Trust Agreement, dated as of December 15, 2021 and amended on June 12, 2023, and December 21, 2023, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, be, and hereby is, authorized and approved.

Vote Required for Approval

The affirmative vote of holders of at least 65% of the outstanding ordinary shares entitled to vote thereon is required to approve the Trust Extension Proposal. Consequently, abstentions or the failure to vote on the Trust Extension will have the same effect as a vote “AGAINST” the Trust Extension Proposal.

Public shareholders may elect to redeem their public shares regardless of whether or how they vote on the Trust Extension Proposal at the Meeting; however, redemption payments for redemption elections in connection with this Meeting will only be made if the Articles Extension Proposal and the Trust Extension Proposal receive the requisite shareholder approvals and we determine to implement the Articles Extension and Trust Extension.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE TRUST EXTENSION PROPOSAL.

PROPOSAL NO 3: THE ADJOURNMENT PROPOSAL

Background

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented at the Meeting in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

In addition to an adjournment of the Meeting upon approval of the Adjournment Proposal, the Board of Spree is empowered under Cayman Islands law to postpone the Meeting at any time prior to the Meeting being called to order in accordance with the Articles. In such event, Spree will issue a press release and take such other steps as it believes are necessary and practical under the circumstances to inform its shareholders of the postponement of the Meeting.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

Proposed Resolution

At the Meeting, the following resolution will be presented for adoption pursuant to the Adjournment Proposal:

RESOLVED, as an ordinary resolution, that the Meeting be adjourned to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Articles Extension Proposal or the Trust Extension Proposal to be presented at the Meeting.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution, being a resolution passed by a simple majority of the votes cast by shareholders of Spree as being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution. Accordingly, assuming that a quorum is present, a shareholder’s failure to vote, as well as an abstention and a broker non-vote, will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Class A ordinary shares as of November 10, 2024 by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding Class A ordinary shares;

●	each of our executive officers and directors; and

●	all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the below table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Class A Ordinary Shares Beneficially Owned		Approximate Percentage of Issued and Outstanding Class A Ordinary Shares(2)
5% or Greater Shareholders
Spree Operandi, LP and affiliated entities and persons(3)	5,945,715	(4)	76.1%
RiverNorth Capital Management, LLC(5)	250,000		8.9%
Directors and Executive Officers(6)
Eran (Rani) Plaut(3)	5,945,715	(4)	76.1%
Shay Kronfeld(3)	5,945,715	(4)	76.1%
Joachim Drees	-		-
Steven Greenfield	-		-
David Riemenschneider	-		-
Nir Sasson	-		-
Philipp von Hagen
All officers, directors and director nominees as a group (six individuals)(3)	5,945,715	(4)	76.1%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Spree Acquisition Corp. 1 Limited, 94 Yigal Alon, Building B, 31st floor, Tel Aviv, 6789139, Israel.

(2)	The percentage of issued and outstanding Class A ordinary shares that is presented is based upon 7,810,701 Class A ordinary shares, consisting of: 1,864,987 public shares sold at the closing of our IPO; 945,715 private shares included in the private units sold to our sponsor in a private offering simultaneously with the closing of our IPO; and 4,999,999 sponsor-held founders shares that are Class A ordinary shares (which were converted from Class B ordinary shares on January 3, 2024). For the percentage of issued and outstanding Class A ordinary shares that is presented for our sponsor (Spree Operandi, LP) and affiliated entities and persons, the percentage is also based on one additional Class A ordinary share issuable upon conversion of the sole remaining outstanding Class B ordinary share that it holds.

(3)	Spree Operandi U.S. LP, a Delaware limited partnership and wholly-owned subsidiary of our sponsor, Spree Operandi, LP, directly holds the Class A ordinary shares reported in this row. Spree Operandi GP Limited, a Cayman Islands exempted company, serves as the sole general partner of Spree Operandi, LP and therefore indirectly possesses voting and investment authority with respect to the Class A ordinary shares held by Spree Operandi U.S. LP. Pureplay Investment LP (majority owned by our CFO and VP Finance, Shay Kronfeld) and Eran Plaut, our Chairman and CEO, serve as equal partners of Spree Operandi GP Limited, which provides them with ultimate voting and investment authority with respect to the subject Class A ordinary shares.

(4)	Consists of (i) 945,715 Class A ordinary shares that are private shares contained in private units, (ii) 4,999,999 founders shares that were converted into Class A ordinary shares from Class B ordinary shares on January 3, 2024, and (iii) one founders share that is a Class B ordinary share. The Class B ordinary share will automatically convert into a Class A ordinary share on the first business day following consummation of a business combination by our company. Excludes 472,858 Class A ordinary shares underlying private warrants contained in the units held by Spree Operandi U.S. LP, which are not exercisable as of, or within 60 days of, November 10, 2024.

(5)	Based solely on a Schedule 13G filed by RiverNorth Capital Management, LLC, a Delaware limited liability company, with the SEC on February 14, 2024. RiverNorth Capital Management, LLC may be deemed to be the beneficial owner of all of the reported shares, and possesses sole voting power and sole dispositive power with respect to all of these shares. The address for this person is 360 S. Rosemary Avenue, Ste. 1420 West Palm Beach, Florida 33401.

(6)	Each of our board members and officers appearing in the table above (consisting of Messrs. Plaut, Kronfeld, Drees, Greenfield, Riemenschneider, Sasson and von Hagen) holds a limited partnership interest in our sponsor (13.7%, 5.2%, 1.1%, 1.1%, 1.1%, 4.6% and 1.1% limited partnership interests, respectively). Except for Messrs. Plaut and Kronfeld (as described in footnote (3) above), none of the foregoing individuals possesses voting or investment power with respect to the shares of our company held by our sponsor’s wholly-owned subsidiary, as that voting and investment power is possessed by the sole general partner of our sponsor, Spree Operandi GP Limited, which itself is managed by its directors, Messrs. Plaut and Kronfeld.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet website that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

Our corporate website address is https://Spree1.com/. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Articles Extension Proposal, the Trust Extension Proposal and the Adjournment Proposal, by contacting the Company’s Chief Financial Officer at the following address, e-mail address and telephone number:

Spree Acquisition Corp. 1 Limited

94 Yigal Alon, Building B, 31st floor

Tel Aviv 6789139, Israel

Attention: Shay Kronfeld, CFO

Telephone: +972-50-731-0810

Email: sk@spree1.com

In order to receive timely delivery of the documents in advance of the Meeting, you must make your request for information no later than December 10, 2024.

ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

SPREE ACQUISITION CORP. 1 LIMITED

December 17, 2024

RESOLVED, as special resolutions, that:

(i) Article 49.7 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“In the event that the Company does not consummate a Business Combination within 48 months from the consummation of the IPO (or up to such later date if such date is extended as described in the prospectus relating to the IPO), or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then public shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

(ii) Article 49.8 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“In the event that any amendment is made to the Articles:

(a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100% of the public shares if the Company does not consummate a Business Combination within 48 months from the consummation of the IPO (or up to such later date if such date is extended as described in the prospectus relating to the IPO), or such later time as the Members may approve in accordance with the Articles; or

(b) with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of public shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their public shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

A-1

ANNEX B

PROPOSED AMENDMENT NO. 3 TO INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO. 3 TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), dated as of December 17, 2024, is made by and between Spree Acquisition Corp. 1 Limited, a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (the “Trustee”).

WHEREAS, the parties hereto are parties to that certain Investment Management Trust Agreement dated as of December 15, 2021, as amended on June 12, 2023 and on December 21, 2023 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account established for the benefit of the Company and the public shareholders under the circumstances described therein;

WHEREAS, Section 6(c) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may only be changed, amended or modified with the affirmative vote of at least sixty five percent (65%) of the then outstanding shares of Ordinary shares and Class B ordinary shares, voting together as a single class;

WHEREAS, pursuant to an extraordinary general meeting of the Company held on the date hereof, at least sixty five percent (65%) of the then outstanding shares of Ordinary Shares and Class B Ordinary Shares, voting together as a single class, voted affirmatively to approve (i) this Amendment Agreement and (ii) a corresponding amendment to the Company’s amended and restated memorandum and articles of association (the “Articles Extension”); and

WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein concurrently with the effectiveness of the Articles Extension.

NOW THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Definitions. Capitalized terms contained in this Amendment Agreement, but not specifically defined herein, shall have the meanings ascribed to such terms in the Trust Agreement.

2. Amendments to the Trust Agreement.

(a) Effective as of the execution hereof, Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer or Chairman of the board of directors of the Company (the “Board”), and in the case of Exhibit A, jointly signed by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest (which interest shall be net of any taxes payable and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit B, less up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (i) forty-eight (48) months after the closing of the Offering (or such earlier date as determined by the Board) and (ii) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated and dissolved in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest (which interest shall be net of any taxes payable and less up to $100,000 of interest to pay dissolution expenses), shall be distributed to the public shareholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the public shareholders.”

(b) Effective as of the execution hereof, Exhibit B of the Trust Agreement is hereby amended and restated, in the form attached hereto, to implement a corresponding change to the foregoing amendment to Section 1(i) of the Trust Agreement.

3. No Further Amendment. The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of the parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement. This Amendment Agreement is intended to be in full compliance with the requirements for an amendment to the Trust Agreement as required by Section 6(c) and Section 6(d) of the Trust Agreement, and any defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

4. References.

(a) All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement; and

(b) All references to the “amended and restated memorandum articles of association” in the Trust Agreement shall mean the Company’s amended and restated memorandum articles of association as amended by the Articles Extension.

5. Governing Law. This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

6. Counterparts. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Amendment Agreement by electronic transmission shall constitute valid and sufficient delivery thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

SPREE ACQUISITION CORP. 1 LIMITED

By:
Name:
Title:

EXHIBIT B

Spree Acquisition Corp. 1 Ltd.

1922 Wildwood Place

Atlanta, GA 30324

[Insert date]

Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account — Termination Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section1(i) of the Investment Management Trust Agreement between Spree Acquisition Corp. 1 Limited (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of December 15, 2021, and amended as of June 12, 2023, December 21, 2023 and December 17, 2024 (the “Trust Agreement”), this is to advise you that the Company has been unable to effect a Business Combination with a Target Business within the time frame specified in the Company’s amended and restated memorandum and articles of association, as described in the Company’s Prospectus relating to the Offering. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and to transfer the total proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the public shareholders. The Company has selected [●] as the effective date for the purpose of determining when the public shareholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s public shareholders in accordance with the terms of the Trust Agreement and the amended and restated memorandum and articles of association of the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(i) of the Trust Agreement.

Very truly yours,

Spree Acquisition Corp. 1 Limited

By:
Name:
Title:

PROXY CARD

Spree Acquisition Corp. 1 LIMITED.
94 Yigal Alon, Building B,
31st floor Tel Aviv 6789139, Israel

EXTRAORDINARY GENERAL MEETING OF THE COMPANY
DECEMBER 17, 2024

YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

Spree Acquisition Corp. 1 LIMITED.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING OF THE COMPANY TO BE HELD ON DECEMBER 17, 2024

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated December 2, 2024, (the “Proxy Statement”) in connection with the extraordinary general meeting of Spree Acquisition Corp. 1 Limited (the “Company”) and at any adjournments thereof (the “Meeting”) to be held at 9:00 a.m. Eastern time/ 4:00 p.m. local (Israeli) time on Tuesday, December 17, 2024 at Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed, for the sole purpose of considering and voting upon the following proposals, and hereby appoints Eran (Rani) Plaut and Shay Kronfeld, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of the Company registered in the name provided, held of record as of December 2, 2024, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL NO. 1, PROPOSAL NO. 2 AND PROPOSAL NO. 3, CONSTITUTING THE ARTICLES EXTENSION PROPOSAL, THE TRUST EXTENSION PROPOSAL, AND THE ADJOURNMENT PROPOSAL, RESPECTIVELY.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the
Extraordinary General Meeting, to be held on December 17, 2024:

The notice of meeting and the accompanying Proxy Statement is available at https://www.cstproxy.com/spree1/2024

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL NO. 1, PROPOSAL NO. 2, AND, IF PRESENTED, PROPOSAL NO. 3.	Please mark ☒ votes as indicated in this example

Proposal No. 1 – Articles Extension Proposal	FOR	AGAINST	ABSTAIN
A proposal to approve, by way of special resolution, an amendment to the Company’s amended and restated memorandum and articles of association in the form set forth in Annex A of the accompanying proxy statement, to extend the date by which the Company would be permitted to consummate an initial business combination from December 20, 2024 to December 20, 2025, as well as to permit the Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date, pursuant to the resolution set forth in Proposal No. 1 of the accompanying proxy statement.	☐	☐	☐

Proposal No. 2 – Trust Extension Proposal	FOR	AGAINST	ABSTAIN
A proposal to amend the Company’s investment management trust agreement, dated as of December 15, 2021 and amended as of June 12, 2023 and December 21, 2023, by and between the Company and Continental Stock Transfer & Trust Company, to extend the date by which the Company would be permitted to consummate a business combination from December 20, 2024 to December 20, 2025, or such earlier date as may be determined by the Board, in its sole discretion, pursuant to the resolution set forth in Proposal No. 2 of the accompanying proxy statement.	☐	☐	☐

Proposal No. 3 – Adjournment Proposal	FOR	AGAINST	ABSTAIN
A proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal No. 1 or Proposal No. 2, pursuant to the resolution set forth in Proposal No. 3 of the accompanying proxy statement.	☐	☐	☐

Date: _______________, 2024

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL NO. 1, PROPOSAL NO. 2 AND PROPOSAL NO. 3. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.